Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Amendment No. 2 to the Quarterly Report of Greenlane Holdings, Inc. (the “Company”) on Form 10-Q/A for the quarterly period ended March 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Craig Snyder, the Chief Executive Officer of the Company, and I, Lana Reeve, the Chief Financial Officer of the Company, certify, to our knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 5, 2023	/s/ Craig Snyder
Craig Snyder
Chief Executive Officer
(Principal Executive Officer)

/s/ Lana Reeve
Lana Reeve
Chief Financial Officer
(Principal Financial Officer)